UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2025

ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 305-539-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 28, 2025, Royal Caribbean Cruises Ltd. (the “Company”) entered into a credit agreement (the “Credit Agreement”) for the financing of the seventh Oasis-class ship which is scheduled for delivery in the second quarter of 2028. The Credit Agreement makes available to the Company, upon acceptance and delivery of the ship, a US dollar-denominated term loan guaranteed 100% by BpiFrance Assurance Export, the official export credit agency of France. The loan, once assigned to the Company upon delivery of the ship, will amortize semi-annually and will mature twelve years thereafter. Interest on the loan is expected to accrue at a floating rate of Term SOFR plus 0.85% per annum. The Credit Agreement contains customary events of default and prepayment events for, among other things, non-payment, breach of covenants, default on certain other indebtedness, certain large judgments and a change of control of the Company.

Certain of the lenders participating in the facility, and affiliates of those parties, provide banking, investment banking and other financial services to the Company from time to time for which they have received, and will in the future receive, customary fees.

The foregoing description of the provisions of the Credit Agreement is summary in nature and is qualified in its entirety by reference to the full and complete terms of the Credit Agreement, which is filed herewith as Exhibit 10.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	Novation Agreement relating to a Secured Credit Facility Agreement for Hull No. B35, dated March 28, 2025, by and among the Company and the banks and financial institutions listed therein

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date: April 1, 2025	By:	/s/ Naftali Holtz
	Name:	Naftali Holtz
	Title:	Chief Financial Officer